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                                                                    EXHIBIT 10.7

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                               MDMI HOLDINGS, INC.

                        2000 EMPLOYEE PHANTOM STOCK PLAN







January 2000


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                               MDMI HOLDINGS, INC.

                        2000 EMPLOYEE PHANTOM STOCK PLAN


                                    ARTICLE I
                                     PURPOSE

                  The purpose of this MDMI Holdings, Inc. 2000 Employee Phantom Stock Plan (the "Plan") is to attract and retain employees and consultants at MDMI Holdings, Inc. ("MDMI") and its subsidiaries and affiliates, including Medical Device Manufacturing, Inc. ("Rivo," and together with MDMI and MDMI's direct and indirect subsidiaries as may exist from time to time, collectively the "Company"), and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.


                                   ARTICLE II
                              STRUCTURE OF THE PLAN

                  The Plan is a phantom stock program under which eligible persons may, at the discretion of the Board, be granted rights to receive awards of Phantom Stock.


                                   ARTICLE III
                                   DEFINITIONS

                  As used in this Plan:

                  "Award" shall mean a grant made under this Plan in the form of Phantom Stock.

                  "Award Agreement" means the phantom stock agreement or other written agreement between MDMI and the Participant that evidences and sets out the terms and conditions of an Award.

                  "Board" shall mean MDMI's Board of Directors.

                  "Committee" shall mean any committee, individual or other entity appointed by the Board or a designee of the Board pursuant to Article IV.B.

                  "Company" shall have the meaning ascribed thereto in Article
I.

                  "Fair Market Value" shall mean the offering price to the public set forth on the final prospectus in connection with a Public Offering. Other than in connection with a Public Offering, the Fair Market Value shall be the value of MDMI's common stock, determined as follows: if listed on an established national or regional stock exchange, admitted to quotation on the NASDAQ National Market, or publicly traded on an established securities market, the Fair


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Market Value of a share of common stock shall be the closing price of the common stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of common stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If no Public Offering has occurred and if the common stock is not listed on an exchange, quoted on a system or traded on a market of the type described in the preceding sentence, the Fair Market Value shall be the value of the common stock as determined by the Board in good faith.

                  "Fundamental Change in Ownership" means (A) any sale or transfer of more than 50% of the assets of MDMI and its subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business), (B) any merger or consolidation to which MDMI is a party, except for (i) a merger in which MDMI or any entity that is an affiliate of MDMI prior to the merger is the surviving corporation or (ii) any transaction (including without limitation a merger or reorganization) in which persons who are shareholders or affiliates of MDMI at the time of such transaction continue to own more than 50% of the combined voting power of all classes of stock of MDMI or the successor entity, (C) any sale, transfer or exchange for cash of more than 50% of the then existing shares of capital stock of MDMI or (D) dissolution and liquidation of MDMI.

                  "Noble-Met" shall mean Noble-Met, Ltd., a Virginia corporation, and wholly-owned subsidiary of Rivo.

                  "Participant" shall mean a person who is selected by the Board to receive an Award under this Plan.

                  "Payment Event" shall mean with respect to a particular Participant the first of the following to occur: (A) a Fundamental Change in Ownership; (B) a Public Offering; (C) the passing of ten years from the date of the adoption of this Plan; and (D) the death of Participant. In addition, the Board may deem a Payment Event to occur on the date Participant ceases to be employed by, serve as independent contractor to, or be employed by an independent contractor to the Company.

                  "Person" shall mean an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Phantom Stock" shall mean the Phantom Stock granted pursuant to this Plan.

                  "Plan" shall have the meaning ascribed thereto in Article I.


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                  "Plan Effective Date" shall mean the date on which this Plan was approved by MDMI's Board.

                  "Public Offering" shall mean any bona fide, firm commitment underwritten offering by MDMI of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force which results in gross proceeds in excess of $50,000,000 and a price per share of common stock or equivalent thereof (adjusting to take account for any stock split, combination or similar action on the part of MDMI subsequent to the date hereof) of not less than $32.00 or any other underwritten offering by MDMI designated by the Board to be a Public Offering for purposes of this Agreement.

                  "Retention Plans" shall mean the MDMI Holdings, Inc. 2000 Retention Plan for Employees and the MDMI Holdings, Inc. 2000 Retention Plan for MER Consultants and Employees.

                  "Share Purchase Agreement" shall mean the Share Purchase Agreement dated as of December 22, 1999 by and among MDMI, Noble-Met and the shareholders of Noble-Met.

                  "Stock" shall mean MDMI's Class A-2 5% Convertible Preferred Stock.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

                  A. Board. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with MDMI's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority (or higher percentage if required under MDMI's certificate of incorporation) of the members of the Board present at a meeting or by consent of the Board executed in writing in accordance with MDMI's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

                  B. Committee.

        The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in the Plan, as the Board shall determine, consistent with the certificate of incorporation and by-laws of MDMI and applicable law. In the event that the Plan, any Award or any Award Agreement entered into


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hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of MDMI or Noble-Met.

                  C. Grants.

        The Board shall make Awards using the form of Award Agreement attached hereto as Exhibit A.

                  D. No Liability.

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

                                    ARTICLE V
                                   ELIGIBILITY

                  A. Persons Eligible. Persons eligible to participate in the Plan are Participants.

                  B. Selection of Participants. The Board shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Plan and Retention Plan.


                                   ARTICLE VI
                          PHANTOM STOCK UNDER THE PLAN

                  A. Grants of Awards. Awards under this Plan shall be granted to a Participant in the form of Phantom Stock, which shall be credited to a phantom stock account to be maintained for such Participant. Each share of Phantom Stock shall be deemed to be equivalent in value to one share of Stock of MDMI. The award of Phantom Stock under the Plan shall not entitle the recipient to any voting rights or any other rights of a shareholder with respect to such Phantom Stock other than the right to certain dividends outlined in the Award Agreement. A Participant may be entitled to more than one Award under the Plan. Each Award shall be represented by a written Award Agreement which shall set forth all of the terms of the grant, the terms and conditions for vesting, the terms for payment under the Award, and all other terms that the Board deems appropriate under the circumstances.

                  B. Time of Grant of Awards. The Plan is designed to operate over the 10 years commencing with the adoption of this Plan. Grants of Awards of Phantom Stock shall be made, if at all, pursuant to the Retention Plans.


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                  C. Right to Payment for Phantom Stock. If a Participant meets all of the requirements to have a right to payment with respect to the Phantom Stock, the Participant will be eligible to receive payment upon the occurrence of, and not before, a Payment Event.

                  D. Form and Timing of Payment. Payments in redemption of the Phantom Stock shall be made as soon as practicable after a Payment Event. Payments shall be made to the holder of Phantom Stock pursuant to the terms of such holder's Award Agreement.

                  E. Dilution and Other Adjustments. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Phantom Stock then held by the Participants, or which may be awarded to any one Participant, or an adjustment in any measures of performance, such adjustments shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

                  F. Cancellation of Phantom Stock. The Board may cancel Phantom Stock with the written consent of a Participant holding such Phantom Stock granted to him/her under the Plan. In the event of any cancellation, all rights of the former holder of such canceled Phantom Stock in respect of such canceled Phantom Stock shall terminate.


                                   ARTICLE VII
                        TRANSFERABILITY OF PHANTOM STOCK

                  During the lifetime of the Participant, Phantom Stock shall not be assignable or transferable. In the event of the Participant's death, payment of Phantom Stock due under this Plan shall be made to his/her designated beneficiary, or in the absence of such designation, by will or the laws of descent and distribution.

                                  ARTICLE VIII
                               STOCKHOLDER RIGHTS

                  The holder of shares of Phantom Stock shall have no stockholder rights with respect to any shares of Phantom Stock, shares of Stock or shares of MDMI common stock except for certain rights with respect to dividends outlined in the Award Agreement.


                                   ARTICLE IX
                                 TAX WITHHOLDING

                  The Company's obligation to make payment under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.


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                                    ARTICLE X
                       EFFECTIVE DATE AND TERM OF THE PLAN

                  This Plan shall become effective on the Plan Effective Date. This Plan shall terminate upon the earlier of (i) ten (10) years after the Plan Effective Date or (ii) the termination of all outstanding Awards. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards to the extent consistent with the terms hereof.


                                   ARTICLE XI
                              AMENDMENT OF THE PLAN

                  Except as provided in this Article XI, the Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. Any amendment to the Plan shall require the approval of the Sellers' Representative (as such term is defined in the Share Purchase Agreement). The Board of Directors may at any time terminate this Plan with the approval of the Sellers' Representative (as such term is defined in the Share Purchase Agreement). The right to grant Awards under this Plan shall terminate automatically at the close of business on the date which is ten (10) years after the Plan Effective Date, or upon the granting of Awards equaling the maximum authorized under the Plan, whichever shall occur first, and, thereafter, the function of the Committee will be limited to supervising the administration of Awards previously granted.


                                   ARTICLE XII
                          NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without cause. No employee or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of any participating Company

                                       MDMI HOLDINGS, INC.



                                       By: AUTHORIZED SIGNATURE
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